Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:              Sterling Chemicals, Inc.         Petition Date: 07/16/01

                                                     CASE NUMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: February YEAR: 2003
====================================================================================================================================
                                                             Revised                      Revised
              MONTH            8/31/2002      9/30/2002    10/31/2002     11/30/2002     12/31/2002      1/31/2003       2/28/2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)              $44,301,404    $42,522,545   $36,364,891    $37,758,291    $ 37,942,000    $ 32,259,076   $ 47,654,178
------------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT.
  DEPREC./TAX (MOR-6)         $ 2,873,930    $13,541,752   $  (621,434)   $(2,084,891)   $343,876,220    $ (1,536,473)  $  3,401,399
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)
  (MOR-6)                     $(1,383,826)   $ 6,428,456   $(5,034,848)   $(6,583,967)   $ (7,138,000)   $ (3,030,446)  $(1,013,483)
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS
  (MOR-9)                     $   112,872    $   131,592   $   470,408    $   770,503    $    239,256    $  1,734,175   $     64,742
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS
  (MOR-9)                     $   622,317    $   362,823   $ 1,123,130    $ 2,754,975    $  2,071,028    $  6,041,420   $  3,754,586
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET DISBURSEMENTS
  (MOR-7)(1)                  $73,952,992    $67,752,947   $89,553,648    $70,273,874    $343,876,220    $ 47,260,040   $ 39,724,838
====================================================================================================================================
(1) Excludes intercompany
    and former company
    transfers as follows:     $14,831,022    $15,653,136   $16,106,931    $21,216,572    $146,454,927    $496,707,655   $141,000,271

***The original of this document must be filed with the United States Bankruptcy
     Court and a copy must be sent to the United States Trustee***

--------------------------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                                            EXP.
      See attachment 2                                             DATE
-----------------------------
CASUALTY                                        YES (x) NO (  )  08-01-02
LIABILITY                                       YES (x) NO (  )  07-01-02
VEHICLE                                         YES (x) NO (  )  07-01-02
WORKER'S                                        YES (x) NO (  )  07-01-02
OTHER                                           YES (x) NO (  )   various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ATTORNEY NAME:                                  Jeff Spiers
FIRM:                                           Andrews & Kurth LLP
ADDRESS:                                        600 Travis
ADDRESS:                                        Suite 4200
CITY, STATE ZIP:                                Houston, TX 77002
TELEPHONE:                                      713-220-4103
--------------------------------------------------------------------------------

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? No If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization? Our Plan of Reorganization became effective on December 19, 2002.
--------------------------------------------------------------------------------

     I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

     Signed  /s/ Paul Vanderhoven
             -------------------------------------
             (ORIGINAL SIGNATURE)

     Title   Sr. Vice President-Finance, CFO
             -------------------------------------

MOR-1

CASE NAME: Sterling Chemicals, Inc.                  CASE NUMBER: 01-37806-H4-11

                                                                                                                          Paid
   Coverage              Policy Period          Policy No.           Limits                         Carrier              Through
-----------------------------------------------------------------------------------------------------------------------------------

See Attachment 2

MOR-1 ATTACHMENT 2

                              SUMMARY OF COVERAGES
                      FOR STERLING CHEMICALS HOLDINGS, INC.

--------------------------------------------------------------------------------
 No.  Type of Insurance      Amounts/Limits                       Insurance Co.
--------------------------------------------------------------------------------
  1   Workers                Statutory - $1,000,000               American Guar.
      Compensation           Employers Liability.                 Zurich US
                             Ded. $250,000 per accident.
--------------------------------------------------------------------------------
  2   Automobile             $2,000,000                           American Guar.
      Liability              ea. occurrence.                      Zurich Amer.
                             Ded. $25,000 per
                             occurrence.
--------------------------------------------------------------------------------
  3   Excess Liability       $5,000,000 ea. occurrence            Primex, Ltd
      Excess to              and aggregate. Excess $1,000,000
      $1 Million SIR         GL $2,000,000 AL.
--------------------------------------------------------------------------------
  4   Excess                 $20,000,000 ea. loss                 Primex, Ltd.
      Liability              and aggregate.                       (Reinsured
                                                                  through
                                                                  Munich Re:)
--------------------------------------------------------------------------------
  5   Excess                 $50,000,000 ea. loss                 Gerling Global
      Liability              and aggregate.

--------------------------------------------------------------------------------
  6   Excess                 $50,000,000 ea. loss                 Zurich Energy
      Liability              and aggregate.                       - London

--------------------------------------------------------------------------------
  7   Excess                 $50,000,000                          Swiss Re:
      Liability
--------------------------------------------------------------------------------
  8   Excess                 $50,000,000                          Zurich Ins.
      Liability
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 No.      Term      Expire      Exposure Base              Annual Premium
--------------------------------------------------------------------------------
  1       1 year    7/1/2003    Total annual           $239,650 - Audit at
                                remuneration           expiration. (Plus all
                                                       losses within deductible.
                                                       (AFCO)
--------------------------------------------------------------------------------
  2       1 year    7/1/2003    Number of vehicles      $96,876 (AFCO)
                                owned and leased
--------------------------------------------------------------------------------
  3       1 year    7/1/2003    Annual revenues        $607,121 Annual  -
                                and remuneration       Half on 7/1/01;
                                                       1/2 on 1/1/02.
--------------------------------------------------------------------------------
  4       1 year    7/1/2003    Included               Included
--------------------------------------------------------------------------------
  5       1 year    7/1/2003    Flat charge - based    $495,000 (AFCO)
                                on exposures and
                                risk potential
--------------------------------------------------------------------------------
  6       1 year    7/1/2003    Flat charge - based    $310,000 (AFCO)
                                on exposures and
                                risk potential
--------------------------------------------------------------------------------
  7       1 year    7/1/2003    Flat charge            $280,000 (AFCO)
--------------------------------------------------------------------------------
  8       1 year    7/1/2003    Flat Charge            $200,000 (AFCO)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 No.  Type of Insurance      Amounts/Limits                       Insurance Co.
--------------------------------------------------------------------------------
  9   Excess Liability       $100,000,000                       Starr Excess
--------------------------------------------------------------------------------
 10   Marine Terminal        $50,000,000 ea. occurrence.        New Hampshire
      Operators Liability    Ded. $25,000 per occurrence        Ins. & NY M&G.
      and Charterer's Legal  $100,000 pollution per
      Liability              occurrence
--------------------------------------------------------------------------------
 11   Excess Marine          $24,000,000 excess of MTO,         XL Specialty
      Liability              CLL, P&L                           Brockbank &
                                                                Liberty Und.
--------------------------------------------------------------------------------
 12   Excess Marine          $25,000,000 excess $24,000,000     XL Specialty
      Liability                                                 Brockbank & N.Y.
                                                                Marine Gen. Ins.
--------------------------------------------------------------------------------
 13   Property Damage,       $500 million combined all-risk.    Munich Re: FM
      Business Interruption  Sublimits: Flood - $100 mil.,      Global, et al.
      and Boiler &           Earthquake - $100 mil.,
      Machinery              $10 mil extra expense.

--------------------------------------------------------------------------------
 14   Directors & Officers   $15,000,000 each loss and each     National Union
      Liability              policy year.  Ded. $1,000,000      Indemnity
                             Corp. Reimb.
--------------------------------------------------------------------------------
 15   Excess Directors &     $10,000,000 excess of              Hartford
      Officers Liability     Primary D&O
--------------------------------------------------------------------------------
 16   Directors & Officers   $10,000,000                        XL Specialty
      Liability                                                 Ins. Co.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 No.  Term       Expire        Exposure Base             Annual Premium
--------------------------------------------------------------------------------
  9   1 year     7/1/2003      Flat Charge               $300,000 (AFCO)
--------------------------------------------------------------------------------
 10   1 year     7/1/2003      Based on volume           $51,850  Min. premium &
                               throughput and no.        deposit. (AFCO)
                               chartered vessels.
--------------------------------------------------------------------------------
 11   1 year     7/1/2003      Volume thru put &         $34,425 (AFCO)
                               vessels docked.
--------------------------------------------------------------------------------
 12   1 year     7/1/2003      Flat                      $21,250 (AFCO)
--------------------------------------------------------------------------------
 13   1 year     8/1/2003      Property Values -         $6,500,000 + Tax (AFCO)
                               PD Income values  -
                               BI PML, fire
                               protection available;
                               many other factors.
--------------------------------------------------------------------------------
 14   1 year     8/1/2003      Various                   $444,650

--------------------------------------------------------------------------------
 15   1 year     8/21/2003     Various                   $275,000
--------------------------------------------------------------------------------
 16   1 year     8/21/2002     Various                   $170,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 No.  Type of Insurance      Amounts/Limits                       Insurance Co.
--------------------------------------------------------------------------------
 17   Employee Dishonesty &  $5,000,000 each Insuring             Texas Pacific
      Depositor's Forgery    Agreement. Ded. $50,000.             Chubb
--------------------------------------------------------------------------------
 18   Hull & Machinery and   Barge Hull Value                     Great American
      Protection & Indemnity (M-25  =  )                          Insurance Co.
                             Ded. $5,000 per loss.                of NY
                             $1,000,000 P&I
--------------------------------------------------------------------------------
 19   Pollution Insurance     Section  A -   $250,000             Water Quality
                              Section  B - $5,000,000             Insurance
                              CERCLA   -   $5,000,000             Syndicate
--------------------------------------------------------------------------------
 20   Marine and             $12,000,000 any one vessel           Mutual Marine
      Railroad Cargo         $1,000,000  any one barge
                             $1,000,000  any one rail ship.
                             $100,000  any one truck
--------------------------------------------------------------------------------
 21   Duty Drawback Bond      $1,000,000                          Washington
                                                                  International
--------------------------------------------------------------------------------
 22   Fiduciary               $10,000,000 Limit                   National Union
                              Ded. $150,000 per occurrence
--------------------------------------------------------------------------------
 23   Environmental          $4,000,000 per loss                  Chubb
      Impairment Liability   $8,000,000 aggregate
      (Petrochem & Fibers)
--------------------------------------------------------------------------------
 24   Closure/Post Closure   $1,995,222 Combined                  Underwriters
      Bonds - Petrochem                                           Indemnity

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 No.  Term       Expire        Exposure Base          Annual Premium
--------------------------------------------------------------------------------
 17   1 year     10/1/2002     Various                  $14,450
--------------------------------------------------------------------------------
 18   1 year     7/1/2003      Hull & Machinery         $23,852 (AFCO)
                               values
--------------------------------------------------------------------------------
 19   1 year     7/1/2003      Hull gross               $3,600 (AFCO)
                               registered tonnage
--------------------------------------------------------------------------------
 20   1 year     Continuing    Declared shipment        $40,000 Annual
                               values                   Appprox. (AFCO)
--------------------------------------------------------------------------------
 21   1 year     Continuing    Limit                    $2,875
--------------------------------------------------------------------------------
 22   1 year     8/21/2003     Various                  $49,000
--------------------------------------------------------------------------------
 23   1 year     2/20/2003     Loss Potential           $147,831
--------------------------------------------------------------------------------
 24   1 year     Continous     Estimated                $40,610
                               Closure/Post
                               Closure Costs
--------------------------------------------------------------------------------

      ANNUAL TOTAL: *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS, INC.
Consolidating Balance Sheet
For the Period Ended February 28, 2003
(In Thousands) (Unaudited)

                                          -------------------------------------------------------------------
                                          Sterling Chemicals,     Sterling Chemicals      Sterling Chemicals,
                                                Inc.(1)               Energy, Inc.         Inc. Consolidated
ASSETS                                      01-37806-H4-11          01-37807-H4-11
                                          -------------------------------------------------------------------
Current Assets:
  Cash and cash equivalents                  $  74,244               $     --                 $  74,244
  Trade accounts receivable, net                57,112                     79                    57,191
  Other Receivables                              2,125                     --                     2,125
  Inventories                                   37,192                     --                    37,192
  Prepaid expenses                               6,678                     --                     6,678
  Deferred income tax benefit                    1,031                     --                     1,031
                                          -------------------------------------------------------------------
Total current assets                           178,382                     79                   178,461

Property, plant and equipment, net             277,185                  3,355                   280,540
Deferred income taxes                               --                     --                        --
Investments-Third Party                          1,500                  5,611                     7,111
Other assets                                    15,325                     --                    15,325
                                          -------------------------------------------------------------------
Total assets                                 $ 472,392               $  9,045                 $ 481,437
                                          ===================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)              246,016                    253                   246,269
Pre-Petition liabilities

Redeemable preferred stock                      30,974                     --                    30,974
Stockholders' equity:
  Common stock, $.01 par value                      28                     --                        28
  Additional paid-in capital                   201,530                  8,192                   209,722
  Retained earnings-Filing Date               (212,503)                15,333                  (197,170)
  Retained earnings-Post Filing Date           206,347                (14,733)                  191,614
  Pension adjustment                                --                     --                        --
  Accumulated translation adj.                      --                     --                        --
  Deferred compensation                             --                     --                        --
                                          -------------------------------------------------------------------
                                               195,402                  8,792                   204,194

  Treasury stock at cost                            --                     --                        --
                                          -------------------------------------------------------------------
Total stockholders' equity                     195,402                  8,792                   204,194

Total liabilities and equity                 $ 472,392               $  9,045                 $ 481,437
                                          ===================================================================

(1) Sterling Chemicals Holdings, Inc. was merged into Ster ling Chemicals, Inc. on December 6, 2002.

MOR 2 - 3

CASE NAME: Sterling Chemicals, Inc.                  CASE NUMBER: 01-37806-H4-11

SCHEDULE OF POST-PETITION LIABILITIES
==================================================================================================================================
                                          8/31/2002    9/30/2002   10/31/2002   11/30/2002   12/31/2002    1/31/2003     2/28/2003
----------------------------------------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                    $ 66,090     $ 67,655     $ 73,489     $ 71,657     $ 18,658      $ 23,194     $ 36,142
----------------------------------------------------------------------------------------------------------------------------------
ROYALTY AND REVENUE PAYABLE                     --           --           --           --           --            --           --
----------------------------------------------------------------------------------------------------------------------------------
NOTES PAYABLE - INSURANCE                       --           --           --           --           --            --           --
----------------------------------------------------------------------------------------------------------------------------------
TAX PAYABLE:                                    --           --           --           --           --            --           --
----------------------------------------------------------------------------------------------------------------------------------
    Federal Payroll Taxes                       --           --           --           28         (364)           --           --
----------------------------------------------------------------------------------------------------------------------------------
    State Payroll & Sales                      419           56           95           51           79            --           32
----------------------------------------------------------------------------------------------------------------------------------
    Ad Valorem Taxes                            --           --           --           --           --            --           --
----------------------------------------------------------------------------------------------------------------------------------
    Other Taxes                              4,850        5,141        5,275        4,545        4,710         1,269        1,676
----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                       $  5,218     $  5,197     $  5,370     $  4,624     $  4,425      $  1,269     $  1,708
----------------------------------------------------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION                  54,769       57,242       32,404       35,200       94,275        94,275       94,275
----------------------------------------------------------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE                       486          513          607          781          343         1,155        1,929
----------------------------------------------------------------------------------------------------------------------------------
*ACCRUED PROFESSIONAL FEES:                  8,478        8,989       10,078        9,807       11,064         4,423        1,249
----------------------------------------------------------------------------------------------------------------------------------
OTHER ACCRUED LIABILITIES:
----------------------------------------------------------------------------------------------------------------------------------
  1. General and Administrative Costs       33,069       46,721       46,525       45,930      113,640       110,292      110,713
----------------------------------------------------------------------------------------------------------------------------------
  2. Lease Operating Expenses/Capital           --           --           --           --           --            --           --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)    168,110      186,317      168,473      167,999      242,405       234,608      246,016
==================================================================================================================================

* Payment Requires Court Approval.

MOR-4

CASE NAME: Sterling Chemicals, Inc.                  CASE NUMBER: 01-37806-H4-11
CASE NAME: Sterling Chemicals Energy, Inc.           CASE NUMBER: 01-37807-H4-11

                       AGING OF POST-PETITION LIABILITIES
                               MONTH February 2003

================================================================================================================
 DAYS          TOTAL       TRADE ACCTS     FED TAXES       STATE TAXES        AD-VALOREM,            ROYALTY
                                                                              OTHER TAXES         AND INSURANCE
================================================================================================================
 0-30         $246,269       $244,561        $ --             $ 32              $1,676                $ --
----------------------------------------------------------------------------------------------------------------
31-60
----------------------------------------------------------------------------------------------------------------
61-90
----------------------------------------------------------------------------------------------------------------
 91 +
----------------------------------------------------------------------------------------------------------------
TOTAL         $246,269       $244,561        $ --             $ 32              $1,676                $ --
================================================================================================================

                          AGING OF ACCOUNTS RECEIVABLE(1)

================================================================================================================
MONTH
----------------------------------------------------------------------------------------------------------------
 0-30         $  59,291      $ 59,291        $ --             $ --              $   --                $ --
----------------------------------------------------------------------------------------------------------------
31-60               414           414          --               --                  --                  --
----------------------------------------------------------------------------------------------------------------
61-90               371           371          --               --                  --                  --
----------------------------------------------------------------------------------------------------------------
 91 +            11,512        11,512          --               --                  --                  --
----------------------------------------------------------------------------------------------------------------
TOTAL         $  71,588      $ 71,588        $ --             $ --              $   --                $ --
================================================================================================================

(1) Days outstanding from invoice due date.

MOR-5

CASE NAME: STERLING CHEMICALS, INC
For the period ending February 28, 2003

STATEMENT OF INCOME (LOSS)
============================================================================================================
                                            Sterling Chemicals,    Sterling Chemicals    Sterling Chemicals,
                                                  Inc.(1)              Energy, Inc.              Inc.(1)
     MONTH                                    01-37806-H4-11         01-37807-H4-11          CONSOLIDATED
============================================================================================================
REVENUES  (MOR-1)                                $47,654,178            $410,448              $48,064,626
------------------------------------------------------------------------------------------------------------
TOTAL COST OF REVENUES                            43,160,237             410,448               43,570,685
------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                     $ 4,493,941            $     --              $ 4,493,941
============================================================================================================
OPERATING EXPENSES:
------------------------------------------------------------------------------------------------------------
  Selling, General & Administrative              $ 1,074,563            $     --                1,074,563
------------------------------------------------------------------------------------------------------------
  Insiders Compensation                               64,742                  --                   64,742
------------------------------------------------------------------------------------------------------------
  Other (Earnings in Joint Venture)                  (46,763)             46,763                       --
------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSE                          $ 1,092,542            $ 46,763              $ 1,139,305
============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)             $ 3,401,399            $(46,763)             $ 3,354,636
------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE (includes amort of debt fees)       854,860                  --                  854,860
------------------------------------------------------------------------------------------------------------
DEPRECIATION                                       2,192,849                  --                2,192,849
------------------------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSES*                                  --                  --                       --
------------------------------------------------------------------------------------------------------------
OTHER ITEMS**                                             --                  --                       --
------------------------------------------------------------------------------------------------------------
TOTAL INT. DEPR & OTHER ITEMS                    $ 3,047,709            $     --              $ 3,047,709
============================================================================================================
NET INCOME BEFORE TAXES                          $   353,690            $(46,763)             $   306,927
------------------------------------------------------------------------------------------------------------
INCOME TAXES                                       1,367,173             (14,013)               1,353,160
------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                        $(1,013,483)           $(32,750)             $(1,046,233)
============================================================================================================

(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002. Accrual Accounting Required, Otherwise Footnote With Explanation

 *   Footnote Mandatory

** Unusual and/or frequent item(s) outside the ordinary course of business; requires footnote

MOR-6

CASE NAME: STERLING CHEMICALS, INC.                   CASE NUMBER: 01-37806-H-11

==============================================================================================
CASH RECEIPTS AND                   Aug-02          Sep-02        Oct-02          Nov-02
DISBURSEMENTS
----------------------------------------------------------------------------------------------
1. CASH-BEGINNING OF MONTH         (648,863)        155,243     10,216,056        (464,035)
----------------------------------------------------------------------------------------------
RECEIPTS:
----------------------------------------------------------------------------------------------
2. CASH SALES                            --              --             --              --
----------------------------------------------------------------------------------------------
3. COLLECTION OF ACCOUNTS
     RECEIVABLE                  37,988,857      41,624,865     45,651,554      34,654,152
----------------------------------------------------------------------------------------------
4. LOANS & ADVANCES - CIT
     REVOLVER                    40,900,000      39,000,000     38,200,000      44,100,000
----------------------------------------------------------------------------------------------
5. SALE OF ASSETS                        --              --             --              --
----------------------------------------------------------------------------------------------
6. OTHER (attach list)           10,699,263      12,842,031     11,128,933      16,338,746
----------------------------------------------------------------------------------------------
TOTAL RECEIPTS                   89,588,121      93,466,896     94,980,488      95,092,898
----------------------------------------------------------------------------------------------
(Withdrawal)Contribution
  by Individual Debtor
  MFR-2*                              N/A             N/A             N/A            N/A
----------------------------------------------------------------------------------------------
DISBURSEMENTS:
----------------------------------------------------------------------------------------------
7. NET PAYROLL                      839,107       2,316,573      2,368,561         425,523
----------------------------------------------------------------------------------------------
8. PAYROLL TAXES PAID               819,258         763,168      1,084,046       1,350,343
----------------------------------------------------------------------------------------------
9. SALES, USE & OTHER
     TAXES PAID                     155,540              --        134,653          94,559
----------------------------------------------------------------------------------------------
10. SECURED/RENTAL/LEASES            52,603         114,647        182,652         341,686
----------------------------------------------------------------------------------------------
11. UTILITIES                     3,726,325       4,443,473      4,507,855       4,141,167
----------------------------------------------------------------------------------------------
12. INSURANCE                     2,806,647         682,576        682,576       1,350,072
----------------------------------------------------------------------------------------------
13. INVENTORY PURCHASES          19,550,777      20,626,111     16,705,209      18,460,459
----------------------------------------------------------------------------------------------
14. VEHICLE EXPENSES                     --              --             --              --
----------------------------------------------------------------------------------------------
15. TRAVEL & ENTERTAINMENT           32,254          56,335         53,599         107,208
----------------------------------------------------------------------------------------------
16. REPAIRS, MAINTENANCE
      & SUPPLIES                  2,065,181       1,434,386      1,448,005       2,218,680
----------------------------------------------------------------------------------------------
17. ADMINISTRATIVE & SELLING      2,111,745       3,707,187      2,623,594       2,419,459
----------------------------------------------------------------------------------------------
18. OTHER (attach list)          56,002,260      48,898,803     74,496,700      57,576,315
----------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM
  OPERATIONS                     88,161,697      83,043,260    104,287,449      88,485,471
----------------------------------------------------------------------------------------------
19. PROFESSIONAL FEES               622,317         362,823      1,076,880       2,754,975
----------------------------------------------------------------------------------------------
20. U.S. TRUSTEE FEES                    --              --         46,250              --
----------------------------------------------------------------------------------------------
21. OTHER REORGANIZATION
      EXPENSES (attach list)             --              --        250,000         250,000
----------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS              88,784,014      83,406,083    105,660,579      91,490,446
----------------------------------------------------------------------------------------------
22. NET CASH FLOW                   804,106      10,060,813    (10,680,091)      3,602,453
----------------------------------------------------------------------------------------------
23. CASH - END OF
      MONTH (MOR-2)                 155,243      10,216,056       (464,035)      3,138,417
==============================================================================================

==============================================================================================
CASH RECEIPTS AND                  Dec-02         Jan-03          Feb-03         FILING TO
DISBURSEMENTS                                                                      DATE
----------------------------------------------------------------------------------------------
1. CASH-BEGINNING OF MONTH        3,138,417     99,817,319      83,985,078       9,346,546
----------------------------------------------------------------------------------------------
RECEIPTS:
----------------------------------------------------------------------------------------------
2. CASH SALES                            --             --              --              --
----------------------------------------------------------------------------------------------
3. COLLECTION OF ACCOUNTS
     RECEIVABLE                  46,499,846     30,999,813      30,461,598     617,036,267
----------------------------------------------------------------------------------------------
4. LOANS & ADVANCES - CIT
     REVOLVER                    30,800,000             --              --     621,200,000
----------------------------------------------------------------------------------------------
5. SALE OF ASSETS               363,101,849             --              --     363,101,849
----------------------------------------------------------------------------------------------
6. OTHER (attach list)          199,509,075    497,135,641     140,522,129   1,046,215,800
----------------------------------------------------------------------------------------------
TOTAL RECEIPTS                  639,910,770    528,135,454     170,983,726   2,647,553,915
----------------------------------------------------------------------------------------------
(Withdrawal)Contribution
  by Individual Debtor
  MFR-2*                              N/A                                          N/A
----------------------------------------------------------------------------------------------
DISBURSEMENTS:
----------------------------------------------------------------------------------------------
7. NET PAYROLL                    3,861,640      3,475,297       2,112,893      40,433,567
----------------------------------------------------------------------------------------------
8. PAYROLL TAXES PAID               728,003      1,613,681         808,885      18,421,376
----------------------------------------------------------------------------------------------
9. SALES, USE & OTHER
     TAXES PAID                     135,494      3,954,031              --      12,128,555
----------------------------------------------------------------------------------------------
10. SECURED/RENTAL/LEASES         2,807,756        120,931         188,263       5,679,044
----------------------------------------------------------------------------------------------
11. UTILITIES                     5,152,716      9,775,628       2,640,194      77,656,357
----------------------------------------------------------------------------------------------
12. INSURANCE                     1,350,072      1,479,320         194,631      14,992,156
----------------------------------------------------------------------------------------------
13. INVENTORY PURCHASES          18,394,417     11,552,337      22,463,990     293,287,649
----------------------------------------------------------------------------------------------
14. VEHICLE EXPENSES                     --             --              --              --
----------------------------------------------------------------------------------------------
15. TRAVEL & ENTERTAINMENT           61,605         19,024          48,530         972,263
----------------------------------------------------------------------------------------------
16. REPAIRS, MAINTENANCE
      & SUPPLIES                  3,758,844      2,981,377       3,672,661      46,090,977
----------------------------------------------------------------------------------------------
17. ADMINISTRATIVE & SELLING      1,674,696      2,888,431       1,678,129      53,005,507
----------------------------------------------------------------------------------------------
18. OTHER (attach list)         212,373,779    500,066,219     143,162,348   1,701,017,225
----------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM
  OPERATIONS                    250,299,021    537,926,275     176,970,523   2,263,684,676
----------------------------------------------------------------------------------------------
19. PROFESSIONAL FEES             2,071,028      5,992,670       3,754,586      27,202,021
----------------------------------------------------------------------------------------------
20. U.S. TRUSTEE FEES                    --         48,750              --         283,250
----------------------------------------------------------------------------------------------
21. OTHER REORGANIZATION
      EXPENSES (attach list)    290,861,818             --              --     291,486,818
----------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS             543,231,867    543,967,695     180,725,109   2,582,656,765
----------------------------------------------------------------------------------------------
22. NET CASH FLOW                96,678,902    (15,832,241)     (9,741,382)     64,897,150
----------------------------------------------------------------------------------------------
23. CASH - END OF
      MONTH (MOR-2)              99,817,319     83,985,078      74,243,696      74,243,696
==============================================================================================

MOR-7

CASE NUMBER:AS01-37806-H-11LING CHEMICALS, INC.

================================================================================================
OTHER CASH RECEIPTS AND               Aug-02          Sep-02           Oct-02         Nov-02
DISBURSEMENTS:
================================================================================================
6.  OTHER RECEIPTS:
------------------------------------------------------------------------------------------------
    Interest Income                         --              --              --              --
------------------------------------------------------------------------------------------------
    401(k) Plan Refund                      --              --              --              --
------------------------------------------------------------------------------------------------
    Cobra Insurance Payment                 --              --              --              --
------------------------------------------------------------------------------------------------
    Miscellaneous                      129,984         115,953          70,287         102,469
------------------------------------------------------------------------------------------------
    New Equity                              --              --              --              --
------------------------------------------------------------------------------------------------
    Emission Credits                        --              --              --              --
------------------------------------------------------------------------------------------------
    Account Transfers                9,680,461      10,293,339      10,256,352      15,429,531
------------------------------------------------------------------------------------------------
    Intercompany Transfers             888,819       2,432,738         802,294         806,746
------------------------------------------------------------------------------------------------
TOTAL OTHER RECEIPTS                10,699,263      12,842,031      11,128,933      16,338,746
================================================================================================
18. OTHER DISBURSEMENTS:
------------------------------------------------------------------------------------------------
    Lease Operating Expense                 --              --              --              --
------------------------------------------------------------------------------------------------
    Workover Expense                        --              --              --              --
------------------------------------------------------------------------------------------------
    Capital Expenditures               133,192         219,678         468,375         308,040
------------------------------------------------------------------------------------------------
    Revenue & Royalties                     --              --              --              --
------------------------------------------------------------------------------------------------
    Interest Payment                        --              --              --              --
------------------------------------------------------------------------------------------------
    Employee Benefits                1,393,784       1,198,033       1,905,173       1,282,714
------------------------------------------------------------------------------------------------
    Pre-petition checks voided
      in current period                     --              --              --              --
------------------------------------------------------------------------------------------------
    Account Transfers                9,680,461      10,293,339      10,256,352      15,382,622
------------------------------------------------------------------------------------------------
    CIT Revolver Payments           39,644,262      31,827,957      56,017,221      34,768,989
------------------------------------------------------------------------------------------------
    Intercompany Transfers           5,150,562       5,359,797       5,849,579       5,833,950
------------------------------------------------------------------------------------------------
TOTAL OTHER DISBURSEMENTS           56,002,260      48,898,803      74,496,700      57,576,315
================================================================================================

================================================================================================
OTHER CASH RECEIPTS AND               Dec-02          Jan-03           Feb-03        FILING TO
DISBURSEMENTS:                                                                         DATE
================================================================================================
6.  OTHER RECEIPTS:
------------------------------------------------------------------------------------------------
    Interest Income                     49,668          98,776          76,935         305,680
------------------------------------------------------------------------------------------------
    401(k) Plan Refund                      --              --              --              --
------------------------------------------------------------------------------------------------
    Cobra Insurance Payment                 --              --              --              --
------------------------------------------------------------------------------------------------
    Miscellaneous                       98,802       1,458,522       1,339,182       6,329,163
------------------------------------------------------------------------------------------------
    New Equity                      59,983,000              --              --      59,983,000
------------------------------------------------------------------------------------------------
    Emission Credits                        --              --              --              --
------------------------------------------------------------------------------------------------
    Account Transfers              138,586,410     495,503,280     139,106,011     963,762,528
------------------------------------------------------------------------------------------------
    Intercompany Transfers             791,195          75,062              --      15,835,429
------------------------------------------------------------------------------------------------
TOTAL OTHER RECEIPTS               199,509,075     497,135,641     140,522,129   1,046,215,800
================================================================================================
18. OTHER DISBURSEMENTS:
------------------------------------------------------------------------------------------------
    Lease Operating Expense                 --              --              --              --
------------------------------------------------------------------------------------------------
    Workover Expense                        --              --              --              --
------------------------------------------------------------------------------------------------
    Capital Expenditures               633,044         520,286         655,980       9,795,316
------------------------------------------------------------------------------------------------
    Revenue & Royalties                     --              --              --              --
------------------------------------------------------------------------------------------------
    Interest Payment                        --          33,050          54,830         185,042
------------------------------------------------------------------------------------------------
    Employee Benefits                2,206,010       2,805,228       1,451,266      36,372,821
------------------------------------------------------------------------------------------------
    Pre-petition checks voided
      in current period                     --              --              --         (30,000)
------------------------------------------------------------------------------------------------
    Account Transfers              136,275,850     495,306,865     139,102,994     961,205,626
------------------------------------------------------------------------------------------------
    CIT Revolver Payments           63,079,798              --              --     592,245,474
------------------------------------------------------------------------------------------------
    Intercompany Transfers          10,179,077       1,400,789       1,897,277     101,242,947
------------------------------------------------------------------------------------------------
TOTAL OTHER DISBURSEMENTS          212,373,779     500,066,219     143,162,348   1,701,017,225
================================================================================================

MOR-7 Attachment

CASE NAME: STERLING CHEMICALS, INC.                   CASE NUMBER: 01-37806-H-11

==============================================================================================================
CASH RECEIPTS AND                          Chase         Chase         Chase         Chase          Chase
DISBURSEMENTS                           00101824317   00103316882    103405743   6301810002508  6301810036508
==============================================================================================================
1.  CASH-BEGINNING OF MONTH                     322     1,039,968     1,212,365    (5,551,560)            --
--------------------------------------------------------------------------------------------------------------
RECEIPTS:
--------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                   --            --            --            --             --
--------------------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE    28,096,872
--------------------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES - CIT REVOLVER
--------------------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS
--------------------------------------------------------------------------------------------------------------
6.  OTHER (attach list)                          --    79,919,101     3,000,000    12,666,819        744,582
--------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                           28,096,872    79,919,101     3,000,000    12,666,819        744,582
--------------------------------------------------------------------------------------------------------------
(Withdrawal)Contribution by
  Individual Debtor MFR-2*                   N/A           N/A           N/A           N/A            N/A
--------------------------------------------------------------------------------------------------------------
DISBURSEMENTS:
--------------------------------------------------------------------------------------------------------------
7.  NET PAYROLL                                                       2,112,893            --             --
--------------------------------------------------------------------------------------------------------------
8.  PAYROLL TAXES PAID                                                  808,885
--------------------------------------------------------------------------------------------------------------
9.  SALES, USE & OTHER TAXES PAID
--------------------------------------------------------------------------------------------------------------
10. SECURED/RENTAL/LEASES                                                             188,263
--------------------------------------------------------------------------------------------------------------
11. UTILITIES                                           2,640,194
--------------------------------------------------------------------------------------------------------------
12. INSURANCE                                               4,340                     190,291
--------------------------------------------------------------------------------------------------------------
13. INVENTORY PURCHASES                                22,321,712                     142,278
--------------------------------------------------------------------------------------------------------------
14. VEHICLE EXPENSES
--------------------------------------------------------------------------------------------------------------
15. TRAVEL & ENTERTAINMENT                                                             48,530
--------------------------------------------------------------------------------------------------------------
16. REPAIRS, MAINTENANCE & SUPPLIES                                                 3,672,661
--------------------------------------------------------------------------------------------------------------
17. ADMINISTRATIVE & SELLING                               47,300                   1,630,828
--------------------------------------------------------------------------------------------------------------
18. OTHER (attach list)                  28,088,487    53,972,132            --       754,041        744,582
--------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS      28,088,487    78,985,678     2,921,778     6,626,892        744,582
--------------------------------------------------------------------------------------------------------------
19. PROFESSIONAL FEES                            --            --            --     3,754,586             --
--------------------------------------------------------------------------------------------------------------
20. U.S. TRUSTEE FEES                            --            --            --            --             --
--------------------------------------------------------------------------------------------------------------
21. OTHER REORGANIZATION
      EXPENSES (attach list)                     --            --            --            --             --
--------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                      28,088,487    78,985,678     2,921,778    10,381,478        744,582
--------------------------------------------------------------------------------------------------------------
22. NET CASH FLOW                             8,385       933,423        78,222     2,285,341             --
--------------------------------------------------------------------------------------------------------------
23. CASH - END OF MONTH (MOR-2)               8,707     1,973,391     1,290,588    (3,266,219)            --
==============================================================================================================

==============================================================================================================================
CASH RECEIPTS AND                           Chase        Bank One        Chase         Chase         Chase         Total
DISBURSEMENTS                           6301810028508    5561833       103413945     829-91270       295594        Debtor
==============================================================================================================================
1.  CASH-BEGINNING OF MONTH                      --     1,125,005         27,388    79,131,590      7,000,000     83,985,078
------------------------------------------------------------------------------------------------------------------------------
RECEIPTS:
------------------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                   --            --             --            --             --             --
------------------------------------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                   2,364,726                                                 30,461,598
------------------------------------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES - CIT REVOLVER                                                                                       --
------------------------------------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------
6.  OTHER (attach list)                       5,839       108,853      9,000,000        74,827     35,002,108    140,522,129
------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                5,839     2,473,578      9,000,000        74,827     35,002,108    170,983,726
------------------------------------------------------------------------------------------------------------------------------
(Withdrawal)Contribution by
  Individual Debtor MFR-2*                   N/A           N/A            N/A           N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS:
------------------------------------------------------------------------------------------------------------------------------
7.  NET PAYROLL                                  --            --             --            --             --      2,112,893
------------------------------------------------------------------------------------------------------------------------------
8.  PAYROLL TAXES PAID                                                                                               808,885
------------------------------------------------------------------------------------------------------------------------------
9.  SALES, USE & OTHER TAXES PAID                                                                                         --
------------------------------------------------------------------------------------------------------------------------------
10. SECURED/RENTAL/LEASES                                                                                            188,263
------------------------------------------------------------------------------------------------------------------------------
11. UTILITIES                                                                                                      2,640,194
------------------------------------------------------------------------------------------------------------------------------
12. INSURANCE                                                                                                        194,631
------------------------------------------------------------------------------------------------------------------------------
13. INVENTORY PURCHASES                                                                                           22,463,990
------------------------------------------------------------------------------------------------------------------------------
14. VEHICLE EXPENSES                                                                                                      --
------------------------------------------------------------------------------------------------------------------------------
15. TRAVEL & ENTERTAINMENT                                                                                            48,530
------------------------------------------------------------------------------------------------------------------------------
16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                3,672,661
------------------------------------------------------------------------------------------------------------------------------
17. ADMINISTRATIVE & SELLING                                                                                       1,678,129
------------------------------------------------------------------------------------------------------------------------------
18. OTHER (attach list)                       5,839     3,595,159      9,000,000     9,000,000     38,002,108    143,162,348
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS           5,839     3,595,159      9,000,000     9,000,000     38,002,108    176,970,523
------------------------------------------------------------------------------------------------------------------------------
19. PROFESSIONAL FEES                            --            --             --            --             --      3,754,586
------------------------------------------------------------------------------------------------------------------------------
20. U.S. TRUSTEE FEES                            --            --             --            --             --             --
------------------------------------------------------------------------------------------------------------------------------
21. OTHER REORGANIZATION
      EXPENSES (attach list)                     --            --             --            --             --             --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                           5,839     3,595,159      9,000,000     9,000,000     38,002,108    180,725,109
------------------------------------------------------------------------------------------------------------------------------
22. NET CASH FLOW                                --    (1,121,580)            --    (8,925,173)    (3,000,000)    (9,741,382)
------------------------------------------------------------------------------------------------------------------------------
23. CASH - END OF MONTH (MOR-2)                  --         3,425         27,388    70,206,416      4,000,000     74,243,696
==============================================================================================================================

MOR-7

CASE NAME: STERLING CHEMICALS, INC.                   CASE NUMBER: 01-37806-H-11

======================================================================================================================
OTHER CASH RECEIPTS AND           Chase         Chase        Chase        Chase           Chase           Chase
DISBURSEMENTS:                 00101824317   00103316882   103405743  6301810002508   6301810036508   6301810028508

======================================================================================================================
6.  OTHER RECEIPTS:
----------------------------------------------------------------------------------------------------------------------
    Interest Income
----------------------------------------------------------------------------------------------------------------------
    401(k) Plan Refund
----------------------------------------------------------------------------------------------------------------------
    Cobra Insurance Payment
----------------------------------------------------------------------------------------------------------------------
    Miscellaneous                              1,230,330
----------------------------------------------------------------------------------------------------------------------
    New Equity
----------------------------------------------------------------------------------------------------------------------
    Emission Credits
----------------------------------------------------------------------------------------------------------------------
    Account Transfers                         78,688,771    3,000,000   12,666,819        744,582          5,839
----------------------------------------------------------------------------------------------------------------------
    Intercompany Transfers
----------------------------------------------------------------------------------------------------------------------
TOTAL OTHER RECEIPTS                     --   79,919,101    3,000,000   12,666,819        744,582          5,839
----------------------------------------------------------------------------------------------------------------------
18. OTHER DISBURSEMENTS:
----------------------------------------------------------------------------------------------------------------------
    Lease Operating Expense
----------------------------------------------------------------------------------------------------------------------
    Workover Expense
----------------------------------------------------------------------------------------------------------------------
    Capital Expenditures                                                   655,980
----------------------------------------------------------------------------------------------------------------------
    Revenue & Royalties
----------------------------------------------------------------------------------------------------------------------
    Interest Payment                              54,830
----------------------------------------------------------------------------------------------------------------------
    Employee Benefits                            602,785                    98,061        744,582          5,839
----------------------------------------------------------------------------------------------------------------------
    Severance tax
----------------------------------------------------------------------------------------------------------------------
    Pre-petition checks voided
      in current period
----------------------------------------------------------------------------------------------------------------------
    Account Transfers            28,088,487   51,417,240
----------------------------------------------------------------------------------------------------------------------
    CIT Revolver Payments
----------------------------------------------------------------------------------------------------------------------
    Intercompany Transfers                     1,897,277
----------------------------------------------------------------------------------------------------------------------
TOTAL OTHER DISBURSEMENTS        28,088,487   53,972,132           --      754,041        744,582          5,839
======================================================================================================================

===============================================================================================================
OTHER CASH RECEIPTS AND         Wells Fargo    Bank One       Chase       Chase        Chase       Total
DISBURSEMENTS:                  4496870106      5561833     103413945   829-91270      295594      Debtor
                                                                        Investment    Investment
===============================================================================================================
6.  OTHER RECEIPTS:
---------------------------------------------------------------------------------------------------------------
    Interest Income                                                           74,827        2,108       76,935
---------------------------------------------------------------------------------------------------------------
    401(k) Plan Refund                                                                                      --
---------------------------------------------------------------------------------------------------------------
    Cobra Insurance Payment                                                                                 --
---------------------------------------------------------------------------------------------------------------
    Miscellaneous                                108,853                                             1,339,182
---------------------------------------------------------------------------------------------------------------
    New Equity                                                                                              --
---------------------------------------------------------------------------------------------------------------
    Emission Credits                                                                                        --
---------------------------------------------------------------------------------------------------------------
    Account Transfers                                         9,000,000                35,000,000  139,106,011
---------------------------------------------------------------------------------------------------------------
    Intercompany Transfers                                                                                  --
---------------------------------------------------------------------------------------------------------------
TOTAL OTHER RECEIPTS                   --        108,853      9,000,000       74,827   35,002,108  140,522,129
---------------------------------------------------------------------------------------------------------------
18. OTHER DISBURSEMENTS:
---------------------------------------------------------------------------------------------------------------
    Lease Operating Expense                                                                                 --
---------------------------------------------------------------------------------------------------------------
    Workover Expense                                                                                        --
---------------------------------------------------------------------------------------------------------------
    Capital Expenditures                                                                               655,980
---------------------------------------------------------------------------------------------------------------
    Revenue & Royalties                                                                                     --
---------------------------------------------------------------------------------------------------------------
    Interest Payment                                                                                    54,830
---------------------------------------------------------------------------------------------------------------
    Employee Benefits                                                                                1,451,266
---------------------------------------------------------------------------------------------------------------
    Severance tax                                                                                           --
---------------------------------------------------------------------------------------------------------------
    Pre-petition checks voided
      in current period                                                                                     --
---------------------------------------------------------------------------------------------------------------
    Account Transfers                          3,595,159      9,000,000    9,000,000   38,002,108  139,102,994
---------------------------------------------------------------------------------------------------------------
    CIT Revolver Payments                             --                                                    --
---------------------------------------------------------------------------------------------------------------
    Intercompany Transfers                                                                           1,897,277
---------------------------------------------------------------------------------------------------------------
TOTAL OTHER DISBURSEMENTS              --      3,595,159      9,000,000    9,000,000   38,002,108  143,162,348
===============================================================================================================

MOR-7 Attachment

CASE NAME: Sterling Chemicals, Inc.                   CASE NUMBER: 01-37806-H-11

                           CASH ACCOUNT RECONCILIATION
                             MONTH OF February 2003

=================================================================================================================
BANK NAME                    Chase Bk of TX   Chase Bk of TX   Chase Bk of TX   Chase Bk of TX    Chase Bk of TX
ACCOUNT NUMBER                 103413945         82991270          295594        00101824317        00103316882
-----------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                 Restructuring   Investment Fund  Investment Fund      AR Wires        Concentration
-----------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $    27,389       $70,206,417     $  4,000,000     $      8,485       $ 1,973,613
-----------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT
-----------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS
-----------------------------------------------------------------------------------------------------------------
OTHER                                                                                     221              (222)
-----------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE        $     27,389       $70,206,417     $  4,000,000     $      8,706       $ 1,973,391
-----------------------------------------------------------------------------------------------------------------
BEGINNNG CASH - PER BOOKS    $     27,389       $79,131,590     $  7,000,000     $        321       $ 1,039,968
-----------------------------------------------------------------------------------------------------------------
RECEIPTS                                             74,827            2,108       28,096,872         1,230,330
-----------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS             --        (9,000,000)      (3,002,108)     (28,088,487)       25,374,254
-----------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-
-----------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2
-----------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                                                                          (25,671,161)
-----------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS      $     27,389       $70,206,417     $  4,000,000     $      8,706       $ 1,973,391
=================================================================================================================

==============================================================================================================================
BANK NAME                    Chase Bk of TX   Chase Bk of DE  Chase Bk of Del  Chase Bk of Del     Bank One
ACCOUNT NUMBER                 00103405743    6301810036508    6301810036508    6301810028508      5561833
------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                     Payroll       Contr. Disb.     Sal Ben Disb    Flex Ben Disb      Lockbox           TOTAL
------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                   $   612,524     $        --        $     --        $   --         $     3,856      $76,832,284
------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                                                                                                         --
------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                              (3,266,219)                                                        (3,266,219)
------------------------------------------------------------------------------------------------------------------------------
OTHER                              678,063                                                              (431)         677,631
------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE          $ 1,290,587     $(3,266,219)       $     --        $   --         $     3,425      $74,243,696
------------------------------------------------------------------------------------------------------------------------------
BEGINNNG CASH - PER BOOKS      $ 1,212,365     $(5,551,560)       $     --        $   --         $ 1,125,005      $83,985,078
------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                                                                           2,473,579       31,877,716
------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS       3,000,000      12,666,819         744,582         5,839          (3,595,159)      (1,894,260)
------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-                                                                                                  --
------------------------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2                                                                                                 --
------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS      (2,921,778)    (10,381,478)       (744,582)       (5,839)                         (39,724,838)
------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS        $ 1,290,587     $(3,266,219)       $     --        $   --         $     3,425      $74,243,696
==============================================================================================================================

MOR-8

CASE NAME: Sterling Chemicals, Inc.                  CASE NUMBER: 01-37806-H4-11

PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders identify the type of compensation paid (e.g, salary, commission, bonus, etc.) (Attach additional pages as necessary.)

====================================================================================================================
                                                                Aug-2002       Sep-2002     Oct-2002      Nov-2002
    INSIDERS: NAME/POSITION/COMP TYPE(1)
--------------------------------------------------------------------------------------------------------------------
  1 Frank Diassi/Chairman of Board/Salary                       $     --      $     --      $     --      $     --
--------------------------------------------------------------------------------------------------------------------
  2 Frank Diassi/Chairman of Board/Bonus
--------------------------------------------------------------------------------------------------------------------
  3 Frank Diassi/Chairman of Board/Expenses
--------------------------------------------------------------------------------------------------------------------
  4 Frank Diassi/Chairman of Board/Vacation payout
--------------------------------------------------------------------------------------------------------------------
  5 David Elkins/President/Salary                                 30,333        30,333        30,333        30,333
--------------------------------------------------------------------------------------------------------------------
  6 David Elkins/President/Bonus/Severance                        22,288        21,875       136,500       273,000
--------------------------------------------------------------------------------------------------------------------
  7 David Elkins/President/Expenses                                   37           181            --            71
--------------------------------------------------------------------------------------------------------------------
  8 David Elkins/President/Insurance                               1,445            --            --            --
--------------------------------------------------------------------------------------------------------------------
  9 Richard Crump/Exec VP Opers/Salary                            27,917        27,917        27,917        27,917
--------------------------------------------------------------------------------------------------------------------
 10 Richard Crump/Exec VP Opers/Bonus                                 --        20,625       125,625       251,250
--------------------------------------------------------------------------------------------------------------------
 11 Richard Crump/Exec VP Opers/Expense                               25            --            30         8,627
--------------------------------------------------------------------------------------------------------------------
 12 Paul Vanderhoven/VP Finance & CFO/Salary                      18,333        18,333        18,333        18,333
--------------------------------------------------------------------------------------------------------------------
 13 Paul Vanderhoven/VP Finance & CFO/Bonus                           --        10,000        79,200       158,400
--------------------------------------------------------------------------------------------------------------------
 14 Paul Vanderhoven/VP Finance & CFO/Expense                        166            --            --           244
--------------------------------------------------------------------------------------------------------------------
 15 Robert Roten/Former Pres & Board Member/SERP                   2,328         2,328         2,328         2,328
--------------------------------------------------------------------------------------------------------------------
 16 Robert Roten/Former Pres & Board Member/Consulting fee                                                      --
--------------------------------------------------------------------------------------------------------------------
 17 Robert Roten/Former Pres & Board Member/BOD fee               10,000            --        20,000            --
--------------------------------------------------------------------------------------------------------------------
 18 Rolf Towe/Board Member/BOD fees                                                            7,050            --
--------------------------------------------------------------------------------------------------------------------
 19 Rolf Towe/Board Member/Expenses                                                            5,592            --
--------------------------------------------------------------------------------------------------------------------
 20 Hunter Nelson/Board Member                                                                10,450            --
--------------------------------------------------------------------------------------------------------------------
 21 Frank Hevrdejs/Board Member                                                                7,050            --
--------------------------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)                                          $112,872      $131,592      $470,408      $770,503
====================================================================================================================

==============================================================================================================
                                                                Dec-2002    Jan-2003    Feb-2003    FILING TO
    INSIDERS: NAME/POSITION/COMP TYPE(1)                                                               DATE
--------------------------------------------------------------------------------------------------------------
 1 Frank Diassi/Chairman of Board/Salary                       $     --   $       --   $    --   $   62,500
--------------------------------------------------------------------------------------------------------------
  2 Frank Diassi/Chairman of Board/Bonus                                                                  --
--------------------------------------------------------------------------------------------------------------
  3 Frank Diassi/Chairman of Board/Expenses                                                               --
--------------------------------------------------------------------------------------------------------------
  4 Frank Diassi/Chairman of Board/Vacation payout                                                    45,193
--------------------------------------------------------------------------------------------------------------
  5 David Elkins/President/Salary                                133,933       30,333     3,233      389,665
--------------------------------------------------------------------------------------------------------------
  6 David Elkins/President/Bonus/Severance                        21,875    1,654,930        --      656,663
--------------------------------------------------------------------------------------------------------------
  7 David Elkins/President/Expenses                                4,245           --     2,719       15,418
--------------------------------------------------------------------------------------------------------------
  8 David Elkins/President/Insurance                                  --           --        --        3,629
--------------------------------------------------------------------------------------------------------------
  9 Richard Crump/Exec VP Opers/Salary                            27,917       27,917    27,917      357,389
--------------------------------------------------------------------------------------------------------------
 10 Richard Crump/Exec VP Opers/Bonus                             20,625           --        --      585,313
--------------------------------------------------------------------------------------------------------------
 11 Richard Crump/Exec VP Opers/Expense                               --          334       129       32,739
--------------------------------------------------------------------------------------------------------------
 12 Paul Vanderhoven/VP Finance & CFO/Salary                      18,333       18,333    18,333      231,665
--------------------------------------------------------------------------------------------------------------
 13 Paul Vanderhoven/VP Finance & CFO/Bonus                       10,000           --        --      357,800
--------------------------------------------------------------------------------------------------------------
 14 Paul Vanderhoven/VP Finance & CFO/Expense                         --           --        83       20,623
--------------------------------------------------------------------------------------------------------------
 15 Robert Roten/Former Pres & Board Member/SERP                   2,328        2,328     2,328       30,264
--------------------------------------------------------------------------------------------------------------
 16 Robert Roten/Former Pres & Board Member/Consulting fee            --           --       --        30,000
--------------------------------------------------------------------------------------------------------------
 17 Robert Roten/Former Pres & Board Member/BOD fee                   --           --    10,000       58,900
--------------------------------------------------------------------------------------------------------------
 18 Rolf Towe/Board Member/BOD fees                                   --           --        --       27,550
--------------------------------------------------------------------------------------------------------------
 19 Rolf Towe/Board Member/Expenses                                   --           --        --       21,725
--------------------------------------------------------------------------------------------------------------
 20 Hunter Nelson/Board Member                                        --           --        --       31,950
--------------------------------------------------------------------------------------------------------------
 21 Frank Hevrdejs/Board Member                                       --           --        --       31,350
--------------------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)                                          $239,256   $1,734,175   $64,742   $2,990,336
==============================================================================================================

====================================================================================================================
                                                                Aug-2002       Sep-2002     Oct-2002      Nov-2002
    PROFESSIONALS NAME/ORDER DATE
--------------------------------------------------------------------------------------------------------------------
1.  Logan & Company, Inc.                                         13,370   $  5,538.58   $    19,892        17,460
--------------------------------------------------------------------------------------------------------------------
2.  Andrews & Kurth LLP                                          227,814    128,654.51       100,347       267,097
--------------------------------------------------------------------------------------------------------------------
3.  US Trustee                                                        --            --        46,250            --
--------------------------------------------------------------------------------------------------------------------
4.  Skadden, Arps, Slate, Meagher & Flom LLP                      92,770            --       472,733       945,046
--------------------------------------------------------------------------------------------------------------------
5.  Akin Gump Strauss                                             91,414     28,235.40        17,599       160,402
--------------------------------------------------------------------------------------------------------------------
6.  Arthur Andersen                                                   --            --            --            --
--------------------------------------------------------------------------------------------------------------------
7.  Lazard Freres & Co. LLC                                      135,315    136,320.88       135,329       198,062
--------------------------------------------------------------------------------------------------------------------
8.  Baker & Botts                                                 10,488            --         6,460        19,524
--------------------------------------------------------------------------------------------------------------------
9.  Groom Law Group                                               11,727     28,999.85        26,769        21,735
--------------------------------------------------------------------------------------------------------------------
10. Nexant, Inc.                                                  39,419     35,073.89            --        25,348
--------------------------------------------------------------------------------------------------------------------
11. Greenhill & Co.                                                   --            --            --       971,427
--------------------------------------------------------------------------------------------------------------------
12. Deloitte & Touche (2)                                             --            --       297,751       128,873
--------------------------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                                  $   622,317   $   362,823   $ 1,123,130   $ 2,754,975
====================================================================================================================

====================================================================================================================
                                                                 Dec-2002    Jan-2003    Feb-2003        FILING TO
    PROFESSIONALS NAME/ORDER DATE                                                                           DATE
--------------------------------------------------------------------------------------------------------------------
1.  Logan & Company, Inc.                                          69,114        69,029        95,473   $   217,009
--------------------------------------------------------------------------------------------------------------------
2.  Andrews & Kurth LLP                                           315,092       344,459       356,817     2,250,211
--------------------------------------------------------------------------------------------------------------------
3.  US Trustee                                                         --        48,750            --       194,250
--------------------------------------------------------------------------------------------------------------------
4.  Skadden, Arps, Slate, Meagher & Flom LLP                      735,059            --     1,933,649     4,153,205
--------------------------------------------------------------------------------------------------------------------
5.  Akin Gump Strauss                                             207,147            --        96,705     1,140,610
--------------------------------------------------------------------------------------------------------------------
6.  Arthur Andersen                                                    --            --            --       483,048
--------------------------------------------------------------------------------------------------------------------
7.  Lazard Freres & Co. LLC                                       135,152            --            --     2,067,736
--------------------------------------------------------------------------------------------------------------------
8.  Baker & Botts                                                 405,000            --        52,551       635,494
--------------------------------------------------------------------------------------------------------------------
9.  Groom Law Group                                                50,692        33,475        44,471       178,266
--------------------------------------------------------------------------------------------------------------------
10. Nexant, Inc.                                                    7,032        30,308       161,077       378,957
--------------------------------------------------------------------------------------------------------------------
11. Greenhill & Co.                                                    --     5,352,189       709,902     2,073,102
--------------------------------------------------------------------------------------------------------------------
12. Deloitte & Touche (2)                                         146,740       163,210       303,941       426,624
--------------------------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                                   $ 2,071,028   $ 6,041,420   $ 3,754,586   $14,198,512
====================================================================================================================

(1) The Debtor has limited the scope of its answer to (i) Directors, (ii) Officers designated as insiders for purposes of section 16(a) of the Securities and Exchange Act of 1934, (iii) affiliates ; and (iv) parties to the Voting Agreement granting authority to designated the nominees who benefit from the Voting Agreement. Information as to officers who are not designated as insiders for purposes of Section 16(a) of the SEC Act of 1934 has been complied by the Debtor and will be provided to the Office of the United States Trustee and to the Council for the Official Committee of Unsecured Creditors upon request. Such information primarily relates to compensation, benefits and expense reimbursements payments made to such officers as employees of the Debtor. It is the policy of the Debtor to preserve the confidentiality of such information on behalf of its employees.

(2) October 2002 figure includes payments made in prior periods not yet included in this MOR.

MOR-9